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                                                                    EXHIBIT 10.4


                           TRADEMARK LICENSE AGREEMENT

         This Trademark License Agreement (the "Agreement") made and entered into this 20th day of October, 1999, by and between STAFF BUILDERS, INC., a Delaware corporation ("LICENSOR"), and TENDER LOVING CARE HEALTH CARE SERVICES, INC., a Delaware corporation (("LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, Licensee is the assignor of certain rights in the service marks set forth on Schedule 1 hereto (collectively the "MARKS"); and

         WHEREAS, Licensor is the assignee of the rights of Assignor in said Marks by way of an Assignment executed contemporaneously herewith; and

         WHEREAS, pursuant to the term of the Distribution Agreement, by and between Licensor and Licensee, dated the date hereof (the "DISTRIBUTION AGREEMENT"), Licensor will grant an exclusive license to Licensee to use the Marks in connection with Licensee's home health care business (the "HOME HEALTH CARE BUSINESS"), subject to the terms and conditions below

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and in the Distribution Agreement, and other good and valuable consideration, receipt of which the parties acknowledge, the parties agree as follows:

         1. License Grant Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive, royalty-free, license to use the Marks worldwide solely in connection with Licensee's services offered as part of its Home Health Care Business, including related advertising and promotion. All rights licenses and privileges not specifically granted herein are excluded from this Agreement and reserved by Licensor. Licensor hereby represents and warrants to Licensee that, except as set forth on Schedule 2 attached hereto, Licensor owns the marks free and clear of any and all liens, licenses or other encumbrances.

         2. Sublicense. Licensee may sublicense its rights hereunder to any of its subsidiaries in existence on the date hereof and, with the prior written consent of Licensor, to any subsidiaries hereafter established or acquired. No such sublicense shall relieve Licensee from any of its obligations hereunder.

         3. Costs. Subject to Section 10 hereof, all registration and maintenance costs of the Marks, insofar as such costs relate to the Home Health Care Business, shall be born by Licensee.

         4. Quality Standards.

         (a) Licensee shall take such action as is reasonably


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necessary to maintain the high-quality, value and integrity of the marks and to refrain from taking any action likely to diminish or detract from any Mark's value. Licensee shall insure that its use of the Marks does not tarnish or bring into dispute the Marks.

         (b) Without limiting the foregoing, Licensee represents, warrants, and agrees that it will, at all times, operate its business and sell, offer, advertise, distribute or otherwise exploit the Marks in compliance with all laws, rules and regulations, including without limitation any decision, order or administrative action or guidance of any governmental or regulatory authority.

         5. Display. Licensee shall be free to display the Marks in such forms or manners as Licensee may choose, provided that any such use shall be of a kind and quality which does not materially detract from the value of the Marks. Licensee shall cause to appear on all written materials on or in connection with which the marks are used, such legends, markings and notices as Licensor may reasonable prescribe in order to give appropriate notices of any trademark usage, registration or ownership rights.

         6. Ownership. As between the parties, Licensor, or its successors or assigns shall own all right, title and interest, including the goodwill related thereto, in and to the Marks. Licensee shall not acquire any ownership interest in the Marks whatsoever and Licensee's use of the Marks shall inure to Licensor's benefit. Licensee shall fully cooperate with Licensor in connection with any matters pertaining to the protection or enforcement of Licensor's rights in the Marks, including, without limitation, providing access to and copies of any records, files or other information pertaining to the exploitation of the Marks. Licensee shall promptly execute any documents reasonably requested by Licensor to confirm or establish Licensor's ownership of all rights in the Marks, failing which Licensor is hereby appointed, as Licensee's attorney-in-fact to execute such documents. Licensee agrees that it shall not, register or attempt to register the Marks (or a logo, mark or other design confusingly similar to the marks) without the prior written consent of Licensor. Licensee further agrees that it shall not contest or assist any other party in contesting the validity of Licensor's ownership of the Marks anywhere in the world.

         7. Infringement Proceedings.

         (a) Licensee shall promptly notify Licensor of any Infringement, imitation or unauthorized use of the Marks or any mark substantially similar to a mark in connection with a business substantially similar to the Home Health Care Business which comes to its attention. Licensor shall take such action as it deems advisable, and Licensee shall fully cooperate with Licensor.

         (b) If Licensor does not take such action to stop an infringement, imitation or unauthorized use within 30 days of receipt of a Licensee's




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initial notice regarding the same, then Licensee may take such action, in which case Licensor shall cooperate with Licensee, but all expenses shall be born by Licensee. In the event Licensee takes any action, Licensor shall have the right to take control of such action upon notice to Licensee.

         (c) The party prosecuting the action shall be entitled to the proceeds from any settlement or damages award. If both parties prosecute such action, then such settlement or award shall be shared equally, after first deducting both parties' legal expenses.

         8. Term and Termination.

         (a) This Agreement shall automatically terminate in the event Licensee ceases using the Marks in connection with the Home Health Care Business for longer than one year. Without limiting the foregoing, this Agreement shall Determinate as follows:

upon 30 days' prior written notice to Licensee, if Licensee commits a material breach of this Agreement which is not cured to the reasonable satisfaction of Licensor within the 30-day period following delivery of the notice. The notice must describe in reasonable detail the alleged breach; or

upon 30 days' prior written notice to Licensor, if Licensor commits a material breach of this Agreement which such breach is not cured to the reasonable satisfaction of Licensee within the 30-day period following delivery of the notice. The notice must describe in reasonable detail alleged breach.

         (b) Upon termination of this Agreement, Licensee agrees to lease any and all use of the Marks, and all rights granted to Licensee shall revert to Licensor. Licensee shall cease exploiting, including without imitation, printing, manufacturing, distributing or selling, any materials bearing the Marks. Upon Licensor's request, Licensee shall destroy or efface any Materials bearing the Marks which are in the possession of Licensee. Licensee shall provide Licensor with a certificate signed by an officer of Licensee attesting to such destruction or effacement.

         9. Remedies. Licensee acknowledges that a breach of any of its covenants, agreements of undertakings hereunder or its failure to cease all use of the Marks upon the termination or expiration of this Agreement will cause immediate and irreparable damage to Licensor and the rights of any subsequent licensee of Licensor. Licensee acknowledges that no adequate remedy at law exists for failure to cease such activities and Licensee agrees that in the event of such failure, Licensor shall be entitled to injunctive relief and such other relief as any court with jurisdiction may deem just and proper.



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         10. Indemnification.

         (a) Licensee agrees to indemnify, hold harmless and defend Licensor, its affiliates and its and their officers, directors and employees from and against all suits, actions, claims, damages, liabilities, costs and expenses (including but not limited to claims of infringement of any intellectual property right, and including without limitation, settlement costs and legal and accounting and other expenses incurred in connection therewith), or other damages of any kind or nature arising out of or connected with (i) the use of the Marks by Licensee or its sublicensees, (ii) the use of goods or services bearing the Marks, including any advertising, promotion or distribution of such goods or services, or (iii) any breach by Licensee of any covenant, representation, warranty or other provision of this Agreement.

         (b) Licensor agrees to indemnify, hold harmless and defend Licensee, its affiliates and its and their officers, directors and employees from and against all suits, actions, claims, damages, liabilities, costs and expenses (including, without limitation, settlement costs and legal and accounting and other expenses incurred in connection therewith), or other damages of any kind or nature arising out of or connected with-any breach by Licensor of any covenant, representation, warranty or other provision of this Agreement.

         (c) If any party entitled to indemnification hereunder (an "INDEMNITEE") shall receive notice or otherwise learn of the assertion of any claim or of the commencement of any action (collectively, a "THIRD PARTY CLAIM") with respect to which any party (an "INDEMNIFYING PARTY") may be obligated to provide indemnification to such Indemnitee pursuant to Section 10(a) or 10(b), the Indemnitee shall give such Indemnifying Party written notice thereof within twenty (20) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the failure of any Indemnitee to give notice as provided in this
Section 10(c) shall not relieve the Indemnifying Party of its obligations under this Section 10, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

         (d) An Indemnifying Party may elect to defend (and, unless the Indemnifying Party has specified any reservations or exceptions, to seek to settle or compromise), at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from an Indemnitee in accordance with Section 10(c) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether or not to defend such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitee shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be the expense of such Indemnitee except as set forth in Section 10(e).



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         (e) If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in Section 10(d), such Indemnitee may defend such Third Party Claim at the cost and expense (including allocated costs of in-house counsel and other personnel) of the Indemnifying Party.

         (f) An Indemnitee may not settle or compromise any Third Party Claim without the consent of the Indemnifying Party (not to be unreasonably withheld if the settlement or compromise relates to money damages only). Without limiting the forgoing, an Indemnifying Party shall not consent to entry of any judgment or enter into any settlement of the Third Party Claim without the consent of the Indemnitee if the effect thereof is to permit any injunction, declaratory judgment, other order or other nonmonetary relief to be entered, directly or indirectly, against any Indemnitee.

         (g) This Section 10 shall survive any termination of this Agreement.

         11. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as provided in Section 2 hereof, Licensee may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written approval of Licensor. Any assignment, transfer or delegation, including as a result of a change in control, stock transfer or merger, that occurs without Licensor's prior written consent shall be void ab initio and deemed a material breach of this Agreement.

         12. Notices. Notices between the parties must be in writing. A notice shall be deemed duly given upon receipt if it is sent by personal delivery, prepaid certified or registered mail, by a nationally known overnight courier service (e.g., Federal Express), or by facsimile with receipt confirmed by written return facsimile to the parties at the following addresses (or at such other address as shall be specified by like notice):

                                   If to Licensor:
                                   STAFF BUILDERS, INC.
                                   1983 Marcus Avenue
                                   Lake Success, NY 11042
                                   Attention: David Savitsky, President

                                   If to Licensee:
                                   Tender Loving Care Health Care Services, Inc. 1983 Marcus Avenue
                                   Lake Success, NY 11042
                                   Attention: Dale R. Clift, President



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         13. Waiver. The failure of either party to insist upon strict compliance with any provision hereof shall not constitute a waiver or modification of such provision or any other provision.

         14. Severability. If any provision, in part or in whole, of this Agreement is held to be void or unenforceable by a court of competent jurisdiction, the remaining provisions and the remaining portion of any provision held void or unenforceable in part will continue in full force and effect.

         15. Governing Law. This Agreement is governed by New York law. United States state or Federal courts situated in New York, New York shall have sole jurisdiction and venue for the resolution of all disputes arising hereunder and. the parties hereto irrevocably submit to such jurisdiction and venue. Each party irrevocably waives any objection it may have to the venue or any action, suit or proceeding brought in such courts or to the convenience of the forum or the right to proceed in any other jurisdiction.

         16. Entire Agreement. This Agreement constitutes the entire agreement, and supersede all prior Agreements (oral or written), between the parties with respect to the use of the Marks by Licensee. This Agreement may only be amended or modified by a writing signed by the party against whom enforcement of the amendment or modification is sought.

         17. Counterparts. This Agreement may be executed in counterparts, all of which, taken together shall constitute one agreement.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                                    STAFF BUILDERS, INC.

                                                    By: /s/ Stephen Savitsky
                                                       -------------------------
                                                       Name:  Stephen Savitsky
                                                       Title: Chairman of the
                                                              Board and Chief
                                                              Executive Officer

                                                    TENDER LOVING CARE HEALTH
                                                    CARE SERVICES, INC.

                                                    By: /s/ Dale R. Clift
                                                       -------------------------
                                                       Name:  Dale R. Clift
                                                       Title: President and
                                                              Chief Operating
                                                              Officer



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                                   SCHEDULE 1

                              REGISTERED TRADEMARKS

TRADEMARKS

---------------------------------- -------------------- -------------------- -------------------- --------------------
            TRADEMARK                   OWNERSHIP          REGISTRATION            DATE OF            EXPIRATION
                                                              NUMBER            REGISTRATION             DATE
---------------------------------- -------------------- -------------------- -------------------- --------------------
Staff Builders                     Staff Builders,      1,524,789            02/14/89             02/14/09
                                   Inc.
---------------------------------- -------------------- -------------------- -------------------- --------------------
Outline of Human Figures           Staff Builders,      849,595              08/16/88             08/16/08
                                   Inc.
---------------------------------- -------------------- -------------------- -------------------- --------------------






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                                   SCHEDULE 2

                                      LIENS

         Pursuant to the terms of Licensor's current credit facility with Mellon Bank, the bank holds a lien all assets of Licensor, including all rights and interests in the Marks.

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